Exhibit 99.2

SunCoke Energy Partners, L.P. Q3 2014 Earnings Conference Call

October 24, 2014

Forward-Looking Statements

This slide presentation should be reviewed in conjunction with the Third Quarter 2014 earnings release of SunCoke Energy Partners, L.P. (SXCP) and the conference call held on October 24, 2014 at 10:00 a.m. ET.

Some of the information included in this presentation constitutes “forward-looking statements.” All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke Energy, Inc. (SXC) or SXCP, in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.

Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SXC and SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SXC and SXCP. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SXC and SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

SXCP Q3 2014 Earnings Call

Q3 2014 Financial Results

Adj. EBITDA up $2.6M due to:

Coal Logistics business up $3.1M and Corporate costs down $2.2M due to Q3 ‘13 M&A related expense

Partially offset by lower coke volume and yield at Haverhill down $3.1M

Adj. EBITDA attributable to SXCP up $15.5M due to increased ownership interest in cokemaking facilities

Net Income attributable to SXCP rose $6.5M driven by:

Higher ownership interest and contribution of Coal Logistics, partly offset by higher financing costs

Adjusted EBITDA(1)

($ in millions)

$35.7 $38.3 $13.6 $22.1 $37.6 $0.7 Q3 ‘13 Q3 ‘14 Attributable to SXCP Attributable to SXC

Net Income

($ in millions)

$24.5 $10.8 $13.7 $20.8 $0.6 $20.2 Q3 ‘13 Q3 ‘14 Attributable to SXCP Attributable to SXC

(1)For a definition and reconciliation of Adjusted EBITDA, please see appendix.

SXCP Q3 2014 Earnings Call

Distribution and Coverage

Q3 cash distribution per unit increased 2.4% to $0.5275/unit

Raised per unit rate 11% in 2014 alone and 28% over minimum quarterly rate

Strong 1.19x distribution cash coverage ratio

Distributable cash flow up 32% to $24.4M

Supports further increases in cash distributions per unit Anticipate Full Year 2014 Proforma(2) distribution cash coverage ratio of ~1.15x

Distribution per Unit

($/unit)

6th consecutive quarterly increase

+28%

+11%

$0.4125 MQD(1)

$0.3071 $0.4225 $0.4325 $0.4750 $0.5000 $0.5150 $0.5275

May ‘13 Aug ‘13 Nov ‘13 Feb ‘14 May ‘14 Aug ‘14 Nov ‘14

Distributable Cash Flow & Coverage Ratio

($ in millions, except coverage ratio)

Distributable Cash Flow

Distribution Cash Coverage Ratio

$18.5 $24.4 1.33x 1.19x

Q3 ‘13 Q3 ‘14 Q3 ‘13 Q3 ‘14

(1)MQD – Minimum quarterly distribution.

(2)Assumes dropdown of additional 33% interest in Haverhill and Middletown occurred January 1, 2014. For a reconciliation of guidance, please see appendix.

SXCP Q3 2014 Earnings Call

Liquidity Position

Strong financial flexibility with solid cash position and virtually undrawn revolver

$58.5 $20.8 $10.2 ($12.0) ($19.7) ($20.0) ($10.9) $26.9

Revolver availability: $249M

$7.9M – Coal inventory build $4.6M – Ongoing $15.1M – Environmental $11.4M – SXC(1) $8.6M – Public holders $8.0M – Revolver payment $5.0M – Payment of accrued interest $1.8M – ATM equity proceeds

Q2 2014 Cash Balance Net Income D&A Working Capital Changes/ Other Capex Distributions to Unit Holders Other Financing Items

Q3 2014 Cash Balance

(1)Includes $10.6M for LP distributions, $0.6M for GP/IDR payment and $0.2M for distributions to SXC for its 2% direct ownership in our cokemaking facilities.

SXCP Q3 2014 Earnings Call

2014 Outlook

SXCP™

Reaffirm 2014 distributable cash flow guidance

	2014 Outlook[1]		2014 Proforma[2]	
($ in millions, except per unit data)	Low	High	Low	High
Adjusted EBITDA attributable to SXCP	**$126**	**$132**	**$142**	**$148**
Less:				
Ongoing capital expenditures *(SXCP share)*	$15	$15	$17	$17
Accrual for replacement capital expenditures	$5	$5	$6	$6
Cash interest	$23	$23	$29	$29
Estimated Distributable Cash Flow	**$83**	**$89**	**$90**	**$96**
Estimated Distributions	**$80**	**$80**	**$81**	**$81**
Total distribution cash coverage ratio [3]	**1.04x**	**1.11x**	**1.11x**	**1.19x**

Coke Operating Performance (100% basis)

Coke Sales Tons (thousands)	1,720	1,750	1,720	1,750

Coal Logistics Operating Performance

Coal Tons Handled (thousands)	16,900	20,300	16,900	20,300

(1) 2014 Adjusted EBITDA outlook represents SXCP's 65% interest in Haverhill and Middletown's Adjusted EBITDA for January 1 – May 9, 2014 and its 98% interest in these facilities for May 10 – December 31, 2014. Assumes 100% Coal Logistics contribution for full year and cash distribution of $0.50 per unit for Q1, $0.5150 per unit for Q2 and $0.5275 for Q3 – Q4. For a reconciliation of guidance, please see appendix.

(2) Proforma assumes dropdown of additional 33% interest in Haverhill and Middletown occurred January 1, 2014, cash distributions of $0.5150 per unit for Q1 – Q2 and $0.5275 for Q3 – Q4. For a reconciliation of guidance, please see appendix.

(3) Total distribution cash coverage ratio is estimated distributable cash flow divided by total estimated distributions.

SXCP Q3 2014 Earnings Call

5

Distribution Growth Outlook

Ahead of schedule on reaffirmed 8% – 10% distribution CAGR guidance

SXCP Historical Distribution Growth

SXCP Future Distribution Growth

($ per unit) @ 9% CAGR Actual Q4 2013

Q1 2014 Q2 2014

Comment $0.4750

$0.4750 $0.4859 $0.5000 $0.4964 $0.5150

Q3 2014 $0.5071 $0.5275

Q4 2014E $0.5178 TBD TBD

+9% CAGR

+15% YTD CAGR

SXCP Future Distribution Growth

8% - 10% Annual Growth

$2.40E - $2.53E

$1.90

11%

$2.11

Q4 ‘13 Annualized DPU

Q3 ‘14 Annualized DPU

2016E Annualized DPU

Other organic & acquisitive opportunities

SXCP Q3 2014 Earnings Call

SunCoke Energy Partners, L.P.2.0%3.0%4.0%5.0%6.0%7.0%8.0%0.0%2.0%4.0%6.0%8.0%10.0%12.0%14.0%16.0%18.0%20.0%22.0%24.0%26.0%28.0%30.0 %Latest Quarter Annualized Yield2014E -2016E Distribution CAGRSXCP Valuation

SXCP Q3 2014 Earnings Call

(1)Represents LQA Yield as of 09/30/2014

(2)Consensus estimates

(2) (1) SXCP trades at discount to other MLPs with similar growth characteristics…

SXCP Investment Thesis

…however, compelling investment thesis remains intact

Visible Distribution Outlook

Stable Cash Flows

Strong Sponsor Support

Potential Growth Opportunities

Well positioned to deliver 8% – 10% CAGR in distributions through 2016 from dropdowns alone

Track record of delivering against commitments since IPO

Minimal commodity risk imbedded within cash flows

Customer concentration risk borne by SXC via omnibus agreement

Steel fundamentals/customer credit profiles significantly improved

Formulating plan to dropdown Brazil cash flows into SXCP

Company continues to pursue organic and acquisitive growth

Significant Shareholder Value Proposition

SXCP Q3 2014 Earnings Call

QUESTIONS SXCP Q3 2014 Earnings Call 9

Investor Relations 630-824-1987 www.sxcpartners.com

APPENDIX

SXCP Q3 2014 Earnings Call 11

Definitions

Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”), sales discounts and the interest, taxes, depreciation, depletion and amortization attributable to our equity method investment. Prior to the expiration of our nonconventional fuel tax credits in June 2012, EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also includes EBITDA attributable to our equity method investment. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s net assets and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP, does not represent and should not be considered a substitute for net income as determined in accordance with GAAP. Calculations of Adjusted EBITDA may not be comparable to those reported by other companies.

EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization.

Adjusted EBITDA attributable to SXC/SXCP equals Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold.

SXCP Q3 2014 Earnings Call

Definitions

Distributable Cash Flow equals Adjusted EBITDA less net cash paid for interest expense, ongoing capital expenditures, accruals for replacement capital expenditures, and cash distributions to noncontrolling interests; plus amounts received under the Omnibus Agreement and acquisition expenses deemed to be Expansion Capital under our Partnership Agreement. Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of SXCP financial statements, such as industry analysts, investors, lenders and rating agencies use to assess:

SXCP’s operating performance as compared to other publicly traded partnerships, without regard to historical cost basis;

the ability of SXCP’s assets to generate sufficient cash flow to make distributions to SXCP’s unitholders;

SXCP’s ability to incur and service debt and fund capital expenditures; and

the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. We believe that Distributable Cash Flow provides useful information to investors in assessing SXCP’s financial condition and results of operations. Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities. Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, our definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Ongoing capital expenditures (“capex”) are capital expenditures made to maintain the existing operating capacity of our assets and/or to extend their useful lives. Ongoing capex also includes new equipment that improves the efficiency, reliability or effectiveness of existing assets. Ongoing capex does not include normal repairs and maintenance, which are expensed as incurred, or significant capital expenditures. For purposes of calculating distributable cash flow, the portion of ongoing capex attributable to SXCP is used.

Replacement capital expenditures (“capex”) represents an annual accrual necessary to fund SXCP’s share of the estimated costs to replace or rebuild our facilities at the end of their working lives. This accrual is estimated based on the average quarterly anticipated replacement capital that we expect to incur over the long term to replace our major capital assets at the end of their working lives. The replacement capex accrual estimate will be subject to review and prospective change by SXCP’s general partner at least annually and whenever an event occurs that causes a material adjustment of replacement capex, provided such change is approved by our conflicts committee.

SXCP Q3 2014 Earnings Call

Adjusted EBITDA and Distributable Cash Flow Reconciliations

SXCP™

($ in millions)	As Reported Q1 '13	Proforma Adj.[1,2]	Proforma Q1 '13[1,2]	As Reported Q2 '13	As Reported Q3 '13	As Reported Q4 '13	As Reported FY '13	Proforma FY '13[1,2]	As Reported Q1 '14	As Reported Q2 '14	As Reported Q3 '14	Proforma Q1 '14[1,3]	Proforma Q2 '14[1,3]
Net cash provided by operating activities	$ 5.7	$ (0.2)	$ 5.5	$ 38.0	$ 26.0	$ 60.6	$ 130.3	$ 130.1	$ 14.6	$ 37.9	$ 19.0	$ 13.6	$ 37.5
Depreciation and amortization expense	(7.6)	-	(7.6)	(7.6)	(8.3)	(9.5)	(33.0)	(33.0)	(9.7)	(10.2)	(10.2)	(9.7)	(10.2)
Changes in working capital and other	25.8	-	25.8	(4.0)	6.8	(23.0)	5.6	5.6	18.2	(6.5)	12.0	13.6	(8.5)
Loss on Debt Extinguishment	-	-	-	-	-	-	-	-	-	(15.4)	-	(15.4)	-
Net income	$ 23.9	$ (0.2)	$ 23.7	$ 26.4	$ 24.5	$ 28.1	$ 102.9	$ 102.7	$ 23.1	$ 5.8	$ 20.8	$ 2.1	$ 18.8
Add:													
Depreciation and amortization expense	7.6	-	7.6	7.6	8.3	9.5	33.0	33.0	9.7	10.2	10.2	9.7	10.2
Interest expense, net	6.7	-	6.7	2.8	2.8	3.1	15.4	15.4	2.9	20.4	6.8	22.9	7.0
Income tax expense	3.9	-	3.9	0.2	0.1	0.3	4.5	4.5	0.3	0.2	0.5	0.3	0.2
Sales discounts	(0.6)	-	(0.6)	-	-	-	(0.6)	(0.6)	-	-	-	-	-
Adjusted EBITDA	$ 41.5	$ (0.2)	$ 41.3	$ 37.0	$ 35.7	$ 41.0	$ 155.2	$ 155.0	$ 36.0	$ 36.6	$ 38.3	$ 35.0	$ 36.2
Adjusted EBITDA attributable to NCI	(11.4)	(3.4)	(14.8)	(13.3)	(13.6)	(13.4)	(51.7)	(55.1)	(12.4)	(5.8)	(0.7)	(0.7)	(0.7)
Adjusted EBITDA attributable to Predecessor/SXCP	$ 30.1	$ (3.6)	$ 26.5	$ 23.7	$ 22.1	$ 27.6	$ 103.5	$ 99.9	$ 23.6	$ 30.8	$ 37.6	$ 34.3	$ 35.5
Less:													
Adjusted EBITDA attributable to Predecessor	(9.7)	9.7	-	-	-	-	(9.7)	-	-	-	-	-	-
Ongoing capex (SXCP share)	(0.6)	(0.1)	(0.7)	(1.3)	(2.2)	(5.0)	(9.1)	(9.2)	(2.7)	(4.7)	(4.6)	(3.9)	(5.4)
Replacement capex accrual	(0.7)	(0.2)	(0.9)	(0.9)	(0.9)	(0.9)	(3.4)	(3.6)	(0.9)	(1.2)	(1.4)	(1.4)	(1.4)
Cash interest accrual	(2.3)	(0.6)	(2.9)	(2.8)	(2.9)	(3.1)	(11.1)	(11.7)	(3.2)	(5.5)	(7.2)	(7.2)	(7.2)
Make whole payment	-	-	-	-	0.6	0.3	0.9	0.9	-	-	-	-	-
Payment to DTE Energy Corporation in connection with the Lake Terminal acquisition	-	-	-	-	1.8	-	1.8	1.8	-	-	-	-	-
Distributable cash flow	$ 16.8	$ 5.2	$ 22.0	$ 18.7	$ 18.5	$ 18.9	$ 72.9	$ 78.1	$ 16.8	$ 19.4	$ 24.4	$ 21.8	$ 21.5
Quarterly Cash Distribution	9.8	3.4	13.2	13.5	13.9	15.2	52.4	55.8	19.2	19.8	20.5	19.8[4]	19.9
Distribution Cash Coverge Ratio[5]	1.71x	1.53x	1.67x	1.39x	1.33x	1.24x	1.39x	1.40x	0.88x	0.98x	1.19x[6]	1.10x	1.08x

(1) Proforma adjustments made for changes in EBITDA and ongoing capex attributable to the partnership, cash interest costs, replacement capital accruals, Corporate cost allocations, distribution levels and units outstanding.
(2) Proforma 2013 assuming closing of SXCP IPO effective January 1, 2013.
(3) Proforma 2014 assuming dropdown of additional 33% interest in Haverhill and Middletown occurred January 1, 2014.
(4) Based on quarterly distribution amount of $0.5150/unit and then current units outstanding.
(5) Distribution cash coverage ratio is distributable cash flow divided by total estimated distributions to the limited and general partners.
(6) Assumes a $0.5275/unit quarterly rate.

SXCP Q3 2014 Earnings Call 14

Expected 2014E EBITDA Reconciliation

SXCP Q3 2014 Earnings Call

(1)Adjusted EBITDA attributable to non-controlling interest represents SXC’s 35% interest in Haverhill and Middletown’s Adjusted EBITDA for January 1 – May 9, 2014 and its 2% interest in these facilities projected Adjusted EBITDA for May 10 – December 31, 2014.

($ in millions) 2014E Low 2014E High Net Income59$ 70$ Depreciation and amortization43 41 Total financing costs, net42 39 Income tax expense (benefit)1 1 Adjusted EBITDA145$ 151$ EBITDA attributable to noncontrolling interest(1)(19) (19) Adjusted EBITDA attributable to SXCP126$ 132$ Less:Ongoing capex (SXCP share)(15) (15) Replacement capex accrual(5) (5) Cash interest accrual(23) (23) Distributable cash flow83$ 89$

Proforma(1) 2014E EBITDA Reconciliation 16

SXCP Q3 2014 Earnings Call

(1)Proforma assuming dropdown of additional 33% interest in Haverhill and Middletown occurred January 1, 2014.

($ in millions) 2014E Low 2014E High Net Income55$ 66$ Depreciation and amortization43 41 Total financing costs, net46 43 Income tax expense (benefit)1 1 Adjusted EBITDA145$ 151$ EBITDA attributable to noncontrolling interest(1)(3) (3) Adjusted EBITDA attributable to SXCP142$ 148$ Less:Ongoing capex (SXCP share)(17) (17) Replacement capex accrual(6) (6) Cash interest accrual(29) (29) Distributable cash flow90$ 96$

Capital Expenditures & Investments 17

SXCP Q3 2014 Earnings Call ($ in millions) 2014E Ongoing $18 Environmental Remediation $42 Prefunded from IPO and dropdown proceeds

Expansion - Total CapEx $60 Investments - Total CapEx & Investments$60